Exhibit 10.3

EXECUTION COPY

Goldman Sachs International | Peterborough Court | 133 Fleet Street | London EC4A 2BB | Tel:  020-7774-1000 | Telex:  887902 | Cable:  GOLDSACHS LONDON | Registered in England No. 2263951 | Registered Office as Above | Authorised and Regulated by the Financial Services Authority

To:	Arcos Dorados B.V. Prins Bernhardplein 200 1097 JB Amsterdam, Netherlands
From:	Goldman Sachs International
Re:	Amendment No. 2 to Share Swap Transaction
Ref. No:	SDB4174646513
Date:	November 28, 2012

Reference is made to the Share Swap Transaction Confirmation dated as of August 13, 2012, among Goldman Sachs International (“Dealer”), Arcos Dorados B.V., a besloten vennootschap met beperkte aansprakelijkheid duly organized and validly existing under the laws of the Netherlands and having its corporate seat in Amsterdam, the Netherlands (“Counterparty”), and Arcos Dorados Holdings Inc. (“Holdings”), as amended by the Amendment to Share Swap Transaction dated as of October 22, 2012 among Dealer, Counterparty and Holdings (the “Confirmation”).  The purpose of this letter agreement (this “Amendment Agreement”) is to amend certain terms set forth in the Confirmation as described below.  All capitalized terms used, but not defined herein, shall have the meanings assigned thereto in the Confirmation.  Except as expressly modified herein, the Confirmation shall remain in full force and effect.  Notwithstanding anything in the Confirmation to the contrary, each of Dealer, Holdings and Counterparty hereby agrees as follows:

1.           Amendments.

(i)           The date “December 31, 2012” in the third paragraph of the provision opposite the caption “Number of Shares” in Section 2 of the Confirmation is hereby deleted and replaced with the date “March 31, 2013”.

(ii)           The date “November 30, 2012” in Section 10(a) of the Confirmation is hereby deleted and replaced with the date “March 31, 2013”.

2.           Representations and Warranties.  Each party hereto represents to the other parties hereto, as of the date hereof, as to the matters set forth in Section 3(a) of the Agreement; provided that references in such Section to the Agreement shall be to this Amendment Agreement.

3.           Governing Law and Jurisdiction.  This Amendment Agreement and all matters and all non-contractual obligations arising out of in connection with the Amendment Agreement, shall be governed by, and construed and enforced in accordance with, the laws of the State of New York (without reference to its choice of law doctrine other than Title 14 of Article 5 of the General Obligations Law of New York).  This Amendment Agreement is also subject to, and incorporates, the jurisdiction provisions contained in Section 13(b) of the Agreement; provided that in the first line of Section 13(b) the following shall be inserted after the word, “Agreement”, “including, without limitation, disputes relating to any non-contractual obligations arising out of or in connection with this Agreement”.

4.           Counterparts.  This Amendment Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Amendment Agreement by signing and delivering one or more counterparts.

Counterparty and Holdings hereby agree (i) to check this Amendment Agreement carefully and promptly upon receipt so that errors or discrepancies can be promptly identified and rectified and (ii) to confirm that the foregoing (in the exact form provided by Dealer) correctly sets forth the terms of the Amendment Agreement, by manually signing this Amendment Agreement or this page hereof as evidence of agreement to such terms and providing the other information requested herein and immediately returning an executed copy to Goldman, Sachs & Co., Equity Derivatives Documentation Department, Facsimile No. 212-428-1980/83.

Yours faithfully, GOLDMAN SACHS INTERNATIONAL

By:	/s/ Ben Lloyd
	Name:	Ben Lloyd
	Title:	Executive Director

Agreed and Accepted By:

ARCOS DORADOS B.V.

By:	/s/ Diego Pace
	Name:	Diego Pace

ARCOS DORADOS HOLDINGS INC.

By:	/s/ Diego Pace
	Name:	Diego Pace

Signature Page to Share Swap Transaction Confirmation Amendment No. 2